united states

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 7, 2014

Astoria Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-11967	11-3170868
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (516) 327-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 7, 2014, the Board of Directors of Astoria Financial Corporation (the “Company”) adopted a new Dividend Reinvestment and Stock Purchase Plan (the “New Plan”), and terminated the previously existing Astoria Financial Corporation Automatic Dividend Reinvestment and Stock Purchase Plan (the “Old Plan”). Similar to the Old Plan, the New Plan permits the Company’s shareholders to automatically reinvest cash dividends on their shares of the Company’s common stock and to purchase additional shares of the Company’s common stock. However, the New Plan also, among other things, (i) allows the Company, in its sole discretion, to offer to shareholders the ability to purchase shares of common stock directly from the Company through optional cash payments at a discount from then-current market prices on shares of common stock, (ii) increases the amount of optional cash purchases that may be made under the plan to a maximum of $10,000 per month, (iii) permits the Company, in its sole discretion, to grant a waiver of the $10,000 limit and to offer a separate discount on the shares purchased pursuant to a waiver, (iv) allows participants the option to reinvest a portion of the cash dividends on their shares of the Company’s common stock in addition to the previous options of reinvesting all or none of the cash dividends and (v) increases the total number of newly issued shares authorized for issuance under the plan.

On January 8, 2014, the Company filed a prospectus supplement, dated January 8, 2014, with the Securities and Exchange Commission (“SEC”) relating to 1,500,000 shares of the Company’s common stock that may be offered for sale pursuant to the Plan. The prospectus supplement, and the accompanying prospectus dated March 11, 2013, are part of the Company’s Registration Statement on Form S-3 (Registration No. 333-182041), as amended by Post-effective Amendment No. 1 thereto filed with the SEC on March 12, 2013 (the “Registration Statement”). The validity opinion of Arnold & Porter LLP with respect to the shares of common stock to be issued pursuant to the Plan is being filed with this Current Report on Form 8-K and shall be incorporated by reference into the Registration Statement.

A copy of the form of transmittal letter to be distributed to shareholders of the Company announcing the adoption of the New Plan and including a copy of the prospectus supplement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

5.1	Opinion of Arnold & Porter LLP.

23.1	Consent of Arnold & Porter LLP (included in Exhibit 5.1 hereto).

99.1	Form of Transmittal Letter to Shareholders.

signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTORIA FINANCIAL CORPORATION
	By:	/s/ Theodore S. Ayvas
Theodore S. Ayvas
Vice President and Director of Investor Relations

Dated: January 8, 2014

EXHIBIT INDEX

Exhibit Number	Description

5.1	Opinion of Arnold & Porter LLP.

23.1	Consent of Arnold & Porter LLP (included in Exhibit 5.1 hereto).

99.1	Form of Transmittal Letter to Shareholders.